Goldman Sachs Funds
BALANCED FUND
Annual Report August 31,2002
Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

GOLDMAN SACHS BALANCED FUND
Market Review
Dear Shareholder:
The year under review represented a time of great change in which the equity markets were tested by a number of factors including large-scale corporate governance scandals, a continuous stream of earnings disappointments and rising geopolitical risk.
From Recovery to Uncertainty
As the fiscal year began, the events of September 11 quickly dashed expectations of a long-awaited economic recovery, throwing the markets into a state of turmoil. In an effort to stabilize the economy, the Federal Reserve Board reduced short-term interest rates aggressively during the fourth quarter of 2001, bringing the federal funds rate to 1.75%—its lowest level since the Kennedy Administration. Historically low levels of interest rates stimulated consumer spending, driving housing and auto sales to record levels. Lower rates also resulted in increases in mortgage refinancings, which had the effect of putting more cash in consumers’ pockets. Robust consumer spending combined with declining oil prices and the rapid success of U.S. armed forces in Afghanistan boosted investor confidence in the fourth quarter of 2001, providing a catalyst to stock market improvement that continued through year end. GDP for the fourth quarter grew at a solid pace of 2.7%.
Equity Market Struggles Begin in Earnest
In a surprising show of strength, GDP for the first quarter of 2002 grew at a rate of 5.0%—driven largely by increases in manufacturing production orders as companies that had previously cut production in the face of falling demand began to rebuild depleted inventories. This positive news was overshadowed, however, by the series of highly publicized accounting scandals in which a number of large, well- respected corporations admitted to fraudulent accounting practices and earnings overstatements in the billions of dollars. Investors reacted with panic, bidding the stock prices of such companies down by as much as 95% in some cases. Even stocks with sound accounting practices were deemed guilty by association as entire sectors declined at once. The markets witnessed a renewed demand for conservative, fundamentally sound companies with steady dividend yields, demonstrated earnings growth and positive cash flows.
Concerns about corporate governance issues escalated throughout the year, as additional evidence kept existing scandals in the limelight. Downside earnings guidance from companies across a range of sectors contributed to the equity market malaise, as did news of a sharp decline in GDP growth for the second quarter, which fell to 1.1%. News of a slowing economy drove stocks in economically sensitive sectors such as technology, telecommunications and consumer discretionary down further. As a result of these factors, the third quarter of 2002 marked the worst equity market performance since the fourth quarter of 1987.
In spite of the gloom permeating the stock market, we believe the economy is soundly positioned for a gradual recovery over the next 12 months. With interest rates at historic lows, inflation in check and consumer spending remaining strong, a solid foundation is in place for future growth. In the months ahead, we expect equity market returns to stabilize and much of today’s uncertainty to subside as corporate governance issues are resolved and as companies begin to show improvements in profitability once again.
As always, we appreciate your investment in the Goldman Sachs Funds and look forward to continuing to serve your financial needs in the years to come.
Sincerely,
David W. Blood Head, Goldman Sachs Asset Management
September 10, 2002
NOT FDIC INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs Balanced Fund Investment Process?

The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes — such as stocks, bonds and cash — in precise proportions. The Fund then adjusts its holdings over time. Goldman Sachs' exclusive approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise.

GOLDMAN SACHS BALANCED FUND INVESTMENT PROCESS


Growth Equity
Value Equity
Fixed Income
Equity
Fixed Income
Quarterly Re-balancing
Goldman Sachs Balanced Fund

1 VALUE *AND* GROWTH EQUITY INVESTMENTS

Utilizing two distinct complementary investment strategies, our approach to selecting stocks for the Fund's equity portion provides diversified equity participation.

Over time, the performance of value and growth stocks has been roughly equal — but that performance has been generated at different times as the styles move in and out of favor. Since it is impossible to predict cycles of outperformance, many investors choose to have exposure to both styles in their portfolio.

2 RESEARCH-INTENSIVE APPROACH

In Equity investing, we take an intensive, hands-on approach to research, meeting with company management to gain an in-depth understanding of their long-term business objectives. We also meet with a company's customers, competitors and suppliers so that we have insight into industry-wide trends.

With expertise in global fixed income and currency management, Goldman Sachs is a preeminent fixed income manager that strives to maximize returns within a risk adjusted framework.

3 ESTABLISHED TEAM MANAGEMENT

We are distinguished from our competitors by our team approach to investment management. In contrast to a "star" approach centered on one manager, each portfolio manager/research analyst participates fully in the decision-making process. This approach encourages intense debate over new and existing holdings and prevents us from becoming too ingrained in our ideas. Finally, our team structure protects us in the event that one of our portfolio managers/research analysts leaves the firm.

1

GOLDMAN SACHS BALANCED FUND

Fund Basics

as of August 31, 2002

Assets Under Management

$132.0 Million

Number of Holdings

340

NASDAQ SYMBOLS

Class A Shares

GSBFX

Class B Shares

GSBBX

Class C Shares

GSBCX

Institutional Shares

GSBIX

Service Shares

GSBSX

PERFORMANCE REVIEW

September 1, 2001-August 31, 2002	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Lehman Brothers Aggregate Bond Index[2]
Class A	-8.67%	-17.99%	8.11%
Class B	-9.38	-17.99	8.11
Class C	-9.34	-17.99	8.11
Institutional	-8.33	-17.99	8.11
Service	-8.79	-17.99	8.11

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Lehman Brothers Aggregate Bond Index (with dividends reinvested) is an unmanaged index of bond prices. The Indexes do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/02	Class A	Class B	Class C	Institutional	Service
One Year	-13.66%	-13.87%	-10.26%	-8.31%	-8.77%
Five Years	0.32	0.30	N/A	N/A	1.29[4]
Since Inception	7.05 (10/12/94)	4.40 (5/1/96)	-0.30 (8/15/97)	0.84 (8/15/97)	7.72[4] (10/12/94)

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[4] *Performance data for Service Shares prior to August 31, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Balanced Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

Total return figures in the above table represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 EQUITY HOLDINGS AS OF 8/31/02[5]

Holding	% of Total Net Assets	Line of Business
Microsoft Corp.	2.0%	Computer Software
Wal-Mart Stores, Inc.	1.5	Department Stores
Pfizer, Inc.	1.4	Drugs
Exxon Mobil Corp.	1.4	Energy Resources
Freddie Mac	1.4	Financial Services
General Electric Co.	1.3	Financial Services
Citigroup, Inc.	1.0	Banks
Philip Morris Companies, Inc.	0.9	Tobacco
Johnson & Johnson	0.9	Drugs
Pepsico, Inc.	0.7	Food and Beverage

[5] *The top 10 equity holdings may not be representative of the Fund's future investments.*

2

GOLDMAN SACHS BALANCED FUND
Portfolio Results
Dear Shareholder,
This report provides a summary of the performance of the Goldman Sachs Balanced Fund for the one-year period that ended August 31, 2002.
Performance Review
Over the one-year period that ended August 31, 2002, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of -8.67%, -9.38%, -9.34%, -8.33%, and -8.79%, respectively. These returns compare to the -17.99% and 8.11% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, respectively. As these returns indicate, it has been a difficult investment environment and the Fund was unable to avoid the weakness that permeated the financial markets.
Asset Allocation
Equities — As of August 31, 2002, the Fund was 45.9% invested in growth and value equities. This compared to a 51.2% allocation on August 31, 2001. As bottom-up stock pickers, we focus on the real worth of the business, and to the extent we find several businesses in related industries that have long-term growth potential, we may develop an overweight position in a particular sector. With this in mind, as of August 31, 2002, the Fund maintained overweight positions in the Consumer Noncyclicals, Energy, and Consumer Services sectors. The Fund held underweight positions in the Health Care, Technology, Telecommunications, and Consumer Cyclicals sectors.
Fixed Income — As of August 31, 2002, the Fund was 47.5% invested in fixed income securities, compared to 48.8% on August 31, 2001. Over the period, the Fund was overweight in asset-backed securities and investment-grade corporates and underweight in Treasuries and agency securities. The Fund held an overweight position in mortgage-backed securities until June 2002. However, by the end of the reporting period, the Fund was underweight in mortgage-backed securities, due to a combination of short-term volatility and historically high prepayment speeds. In the Emerging Market Debt sector, the Fund maintained tactical allocations to countries such as Mexico, Russia, Venezuela, and Poland.
Portfolio Highlights
VALUE EQUITY
Although the overall equity markets fell during the reporting period, a number of holdings within the Fund’s portfolio performed relatively well.
RenaissanceRe Holdings Ltd. — RenaissanceRe Holdings Ltd. was a strong contributor to performance during the past year. The company has been well positioned to benefit from the upward pricing trend in the property/casualty reinsurance industry, due to its strong capital base. In addition, the firm’s management is well regarded for being disciplined underwriters, and it has sustained very high returns over the six-year public history of the company.

GOLDMAN SACHS BALANCED FUND
Bank of America Corp. — Bank of America Corp.’s (Bank of America) performance enhanced portfolio returns during the period. Through its banking subsidiaries and various nonbanking subsidiaries, the company provides a diversified range of banking and nonbanking financial services and products. The company has been experiencing earnings-per-share growth, helped by its diverse mix of businesses. Bank of America continues to find ways to expand its asset base and strengthen its relationships with current customers.
GROWTH EQUITY
Harrah’s Entertainment, Inc. — Harrah’s Entertainment, Inc. (Harrah’s) is the most diversified gaming company in the United States and the only such firm that has pursued a national brand for its casinos. Harrah’s generates approximately more than half of its cash flow from its diversified riverboat operations, one third from Atlantic City operations, and the remainder from its Las Vegas operations. Harrah’s disciplined approach to new investment and same-store growth philosophy has allowed it to generate consistently growing cash flows without the need for significant new investment. Because riverboats rely on local populations for their customer base, the casinos require much less reinvestment to attract customers.
The Procter & Gamble Co. — The Procter & Gamble Co. (Procter & Gamble) is a dominant worldwide manufacturer and marketer of household and personal care products. With one of the most enviable brand-name portfolios in the world (including such category leaders as Tide, Pampers, Crest, Clairol, Charmin, and Bounty), Procter & Gamble is the global giant in the consumer products industry. We expect that its greatest opportunities will come from faster- growing overseas markets. Currently, the highest priorities for the firm are China, Eastern and Central Europe, and the southern portion of Latin America.
FIXED INCOME
Between August 31, 2001 and August 31, 2002, the Federal Reserve Board cut rates four times, dropping the fed funds rate from 3.50% to 1.75%. The Treasury yield curve steepened dramatically in response, with the short end of the curve rallying 175 basis points. The corporate bond market suffered during the period, due to an onslaught of corporate governance scandals, defaults, ratings volatility, poor equity market performance, and a weak economy. The sector saw two of the worst months in its history following WorldCom, Inc.’s (WorldCom) default in May of 2002. Although the Fund had eliminated WorldCom bonds from its portfolio before its collapse, its overweight position in Telecommunications was the main detractor from performance over the period. The Fund’s allocation to mortgage-backed securities was the main contributor to returns over the period. An overweight allocation to this sector in 2001 and the beginning of 2002 benefited returns as mortgages tightened relative to Treasuries.
Outlook
Value Equity — We expect continued market volatility for the remainder of 2002, due to concerns over earnings, further accounting issues, and fear of terrorism. We believe the best way to navigate through an uncertain market is through solid fundamental research. Comprehensive financial analysis and understanding the numbers are absolutely essential in this environment. We believe we are particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector-specific responsibility. Not only does this provide more in-depth industry expertise, it allows each of us to be more focused in our search for undervalued situations.

GOLDMAN SACHS BALANCED FUND
Growth Equity — Recent indications point to a modest recovery in the growth of the U.S. economy. However, this has been starkly contrasted by the continued decline in the value of U.S. equities. A number of variables have been working against companies and, as such, they have not seen their intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud, and threats of random terrorist acts. In general, we believe U.S. economic growth should continue to be gradual with corporate investment still lagging other areas of the economy. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. As always, we will seek to invest in dominant franchise companies that we feel will come out of the recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although certain factors will continue to weigh on the market, we anticipate that robust business growth will eventually be reflected in equity valuations.
Fixed Income — In the second quarter of 2002, growth was more moderate than expected, largely due to the recent revaluation in the equity market and the widening U.S. trade deficit. However, other economic data indicate that the slower growth from the second quarter of 2002 will be reversed in the second half of the year. Solid real income growth and rapid refinancing activity continue to support strong consumer demand. Furthermore, accommodative monetary and fiscal policy should serve as a counterbalance for the weak equity market and trade deficit. We believe that the Federal Reserve Board will maintain the current rate in 2002 and begin to tighten monetary policy during the first half of 2003.
We thank you for your investment and look forward to earning your continued confidence.
Goldman Sachs Value Team, Goldman Sachs Growth Investment Team, Goldman Sachs Fixed Income Investment Management Team
New York, September 10, 2002

 GOLDMAN SACHS BALANCED FUND

Performance Summary
August 31, 2002

The following graph shows the value, as of August 31, 2002, of a $10,000 investment made on October 12, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index (with dividends reinvested) (“LBAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Balanced Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 12, 1994 to August 31, 2002.

Average Annual Total Returns through August 31, 2002	Since Inception	Five Year	One Year

Class A (commenced October 12, 1994)
Excluding sales charges	7.24%	-0.20%	-8.67%
Including sales charges	6.47%	-1.32%	-13.71%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	3.74%	-0.95%	-9.38%
Including contingent deferred sales charges	3.74%	-1.35%	-13.91%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.92%	-0.93%	-9.34%
Including contingent deferred sales charges	-0.92%	-0.93%	-10.24%

Institutional Class (commenced August 15, 1997)	0.20%	0.20%	-8.33%

Service Class (commenced August 15, 1997)	-0.36%	-0.36%	-8.79%

GOLDMAN SACHS BALANCED FUND

Statement of Investments
August 31, 2002

Shares	Description	Value
Common Stocks – 45.9%

Airlines – 0.2%
17,420	Southwest Airlines Co.	$247,538

Alcohol – 0.3%
7,705	Anheuser-Busch Companies, Inc.	409,598

Apartment – 0.2%
9,650	Equity Residential Properties Trust	269,428

Apparel – 0.2%
7,200	Jones Apparel Group, Inc.*	259,848

Banks – 3.6%
11,750	Bank of America Corp.	823,440
7,875	Charter One Financial, Inc.	265,388
40,738	Citigroup, Inc.	1,334,169
7,790	J.P. Morgan Chase & Co.	205,656
2,503	M&T Bank Corp.	214,757
7,200	State Street Corp.	311,904
2,700	The Bank of New York Co., Inc.	94,905
15,363	U.S. Bancorp	330,151
11,125	Wachovia Corp.	409,956
13,298	Wells Fargo & Co.	694,023

		4,684,349

Brokers – 0.3%
6,935	Merrill Lynch & Co., Inc.	251,186
2,500	Morgan Stanley Dean Witter & Co.	106,800

		357,986

Chemical – 0.7%
12,989	E.I. du Pont de Nemours & Co.	523,587
6,500	Praxair, Inc.	364,195

		887,782

Computer Hardware – 0.9%
10,500	Apple Computer, Inc.*	154,875
25,022	Dell Computer Corp.*	665,835
18,400	EMC Corp.*	124,384
3,200	Zebra Technologies Corp.*	173,728

		1,118,822

Computer Software – 3.3%
11,050	International Business Machines, Inc.	832,949
6,800	Intuit, Inc.*	303,484
54,395	Microsoft Corp.*	2,669,707
10,500	Oracle Corp.*	100,695
7,100	Sabre Holdings Corp.*	191,061
3,900	Synopsys, Inc.*	168,285
7,000	VERITAS Software Corp.*	113,330

		4,379,511

Defense/Aerospace – 1.2%
9,597	General Dynamics Corp.	754,708
3,200	Honeywell International, Inc.	95,840
1,700	Lockheed Martin Corp.	107,644
1,700	Raytheon Co.	59,500
9,411	United Technologies Corp.	558,919

		1,576,611

Department Store – 2.0%
4,100	Family Dollar Stores, Inc.	117,055
11,300	Federated Department Stores, Inc.*	405,670
6,115	The May Department Stores Co.	179,353
37,290	Wal-Mart Stores, Inc.	1,994,269

		2,696,347

Drugs – 4.9%
4,623	Abbott Laboratories	185,059
6,133	Amgen, Inc.*	276,169
12,500	Bristol-Myers Squibb Co.	311,875
11,446	Eli Lilly & Co.	664,440
21,146	Johnson & Johnson	1,148,439
12,255	Merck & Co., Inc.	619,123
57,546	Pfizer, Inc.	1,903,622
10,519	Pharmacia Corp.	459,680
14,772	Schering-Plough Corp.	340,938
13,100	Wyeth	560,680

		6,470,025

Electrical Utilities – 0.8%
4,515	Entergy Corp.	190,488
4,864	Exelon Corp.	227,733
7,315	FirstEnergy Corp.	241,395
3,050	FPL Group, Inc.	174,094
7,775	PPL Corp.	282,621

		1,116,331

Energy Resources – 2.8%
3,500	Amerada Hess Corp.	255,850
1,800	Anadarko Petroleum Corp.	80,352
1,200	Apache Corp.	66,072
5,071	ChevronTexaco Corp.	388,591
3	Conoco, Inc.	74
50,567	Exxon Mobil Corp.	1,792,600
23,870	Ocean Energy, Inc.	500,315
6,300	Phillips Petroleum Co.*	331,254
12,064	Pioneer Natural Resources Co.*	300,273

		3,715,381

Entertainment – 0.7%
6,500	Metro-Goldwyn-Mayer, Inc.*	76,375
21,936	Viacom, Inc. Class B*	892,795

		969,170

Environmental Services – 0.2%
12,127	Waste Management, Inc.	308,390

Financial Services – 4.6%
10,498	Countrywide Credit Industries, Inc.	551,040
10,300	Fannie Mae	780,534
11,200	First Data Corp.	389,200
27,806	Freddie Mac	1,782,365

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2002

Shares	Description	Value
Common Stocks – (continued)

Financial Services – (continued)
55,521	General Electric Co.	$1,673,958
22,200	MBNA Corp.	448,440
5,040	SLM Corp.	461,916

		6,087,453

Food & Beverage – 2.7%
22,125	ConAgra Foods, Inc.	581,666
17,517	H.J. Heinz Co.	661,617
4,358	Hershey Foods Corp.	330,119
23,591	PepsiCo, Inc.	933,024
13,814	The Coca-Cola Co.	704,514
7,100	Wm. Wrigley Jr. Co.	361,461

		3,572,401

Forest – 0.8%
8,367	Bowater, Inc.	342,043
13,539	International Paper Co.	509,743
2,500	Weyerhaeuser Co.	136,275

		988,061

Gas Utilities – 0.2%
7,679	KeySpan Corp.	269,072

Heavy Electrical – 0.4%
3,885	3M Co.	485,431

Heavy Machinery – 0.1%
3,334	Deere & Co.	153,097

Home Products – 1.9%
7,800	Avon Products, Inc.	380,172
8,300	Colgate-Palmolive Co.	452,765
13,220	Kimberly-Clark Corp.	791,085
4,900	The Gillette Co.	154,497
8,054	The Procter & Gamble Co.	713,987

		2,492,506

Hotel – 0.8%
11,700	Harrah’s Entertainment, Inc.*	556,218
8,500	Marriott International, Inc.	278,205
8,900	Starwood Hotels & Resorts Worldwide, Inc. Class B	229,442

		1,063,865

Industrial Parts – 0.7%
3,475	American Standard Companies, Inc.*	248,914
9,700	Energizer Holdings, Inc.*	276,644
4,875	Illinois Tool Works, Inc.	334,035

		859,593

Information Services – 0.6%
35,500	Accenture Ltd.*	583,975
3,600	Automatic Data Processing, Inc.	135,972
6,900	TMP Worldwide, Inc.*	75,348

		795,295

Leisure – 0.3%
27,800	Cendant Corp.*	397,818

Life Insurance – 0.6%
8,538	John Hancock Financial Services, Inc.	259,128
9,500	MetLife, Inc.	255,740
11,125	The Principal Financial Group, Inc.*	326,296

		841,164

Media – 1.6%
43,105	AOL Time Warner, Inc.*	545,278
8,574	Cablevision Systems New York Group*	81,710
6,026	Clear Channel Communications, Inc.*	205,969
8,675	Cox Communications, Inc.*	224,249
9,300	EchoStar Communications Corp.*	165,540
21,271	Fox Entertainment Group, Inc.*	474,981
26,260	Liberty Media Corp. Series A*	219,534
10,500	Univision Communications, Inc.*	244,650

		2,161,911

Medical Products – 0.2%
7,525	Becton, Dickinson & Co.	229,738

Mining – 0.2%
10,599	Alcoa, Inc.	265,929

Motor Vehicle – 0.2%
2,350	Johnson Controls, Inc.	202,781

Office Industrials – 0.2%
2,000	Boston Properties, Inc.	75,760
6,375	Equity Office Properties Trust	177,735

		253,495

Oil Services – 0.2%
2,000	Schlumberger Ltd.	86,420
5,850	Weatherford International Ltd.*	238,914

		325,334

Property Insurance – 1.8%
9,200	AMBAC Financial Group, Inc.	529,092
13,822	American International Group, Inc.	868,022
11,778	RenaissanceRe Holdings Ltd. Series B	411,052
947	Travelers Property Casualty Corp.*	14,888
7,582	XL Capital Ltd.	558,111

		2,381,165

Publishing – 0.8%
5,012	Dow Jones & Co., Inc.	213,261
4,350	Gannett Co., Inc.	330,426
4,500	The New York Times Co.	212,400
8,150	Valassis Communications, Inc.*	306,766

		1,062,853

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – (continued)

Railroads – 0.2%
6,596	Canadian National Railway Co.	$287,586

Security/Asset Management – 0.3%
37,740	The Charles Schwab Corp.	346,453

Semiconductors – 1.0%
20,100	Fairchild Semiconductor Corp.*	242,607
26,100	Intel Corp.	435,087
4,100	Intersil Corp.*	69,372
25,696	Texas Instruments, Inc.	506,211
3,100	Xilinx, Inc.*	59,892

		1,313,169

Specialty Retail – 0.6%
3,000	Lowe’s Companies, Inc.	124,140
10,850	The Home Depot, Inc.	357,290
10,700	Walgreen Co.	371,825

		853,255

Telecommunications Equipment – 0.8%
34,100	Cisco Systems, Inc.*	471,262
21,456	QUALCOMM, Inc.*	594,546

		1,065,808

Telephone – 0.6%
11,735	AT&T Corp.	143,402
19,271	SBC Communications, Inc.	476,764
6,390	Verizon Communications, Inc.	198,090

		818,256

Thrifts – 0.1%
1,800	Washington Mutual, Inc.	68,058

Tobacco – 1.1%
24,930	Philip Morris Companies, Inc.	1,246,500
4,900	UST, Inc.	170,079

		1,416,579

Wireless – 0.0%
21,900	Crown Castle International Corp.*	50,370

TOTAL COMMON STOCKS
(Cost $60,389,129)		$60,575,613

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – 1.0%

Home Equity – 0.6%
AQ Finance NIM Trust Series 2002-1†
$198,418	9.50%	05/25/2032	$198,458
Contimortgage Home Equity Loan Series 1998-1, Class A5
338,252	6.43	04/15/2016	338,563
Option One Mortgage Securities Corp. Series 2002-2A†
281,337	8.83	06/26/2032	281,731

			818,752

Manufactured Housing – 0.4%
Mid-State Trust Series 4, Class A
$499,880	8.33%	04/01/2030	$536,296

TOTAL ASSET-BACKED SECURITIES
(Cost $1,386,890)			$1,355,048

Corporate Bonds – 16.8%

Aerospace/Defense – 0.1%
Alliant Techsystems, Inc
$125,000	8.50%	05/15/2011	$130,938

Airlines – 0.4%
Continental Airlines, Inc.
$249,905	6.54%	09/15/2008	$178,682
Northwest Airlines, Inc.
178,898	7.67	01/02/2015	157,430
Northwest Airlines, Inc., Class C
183,180	8.97	01/02/2015	170,726
Northwest Airlines, Inc. – Trust Series A
39,975	8.26	03/10/2006	36,084

			542,922

Automotive – 0.7%
Ford Motor Co.
$390,000	6.63%	10/01/2028	$314,359
The Hertz Corp.
605,000	6.00	01/15/2003	605,433

			919,792

Automotive Parts – 0.1%
Federal-Mogul Corp.Δ
$250,000	7.50%	01/15/2009	$62,500
Hayes Lemmerz International, Inc. Series BΔ
250,000	8.25	12/15/2008	23,750
TRW, Inc.
20,000	6.63	06/01/2004	20,835

			107,085

Building Materials – 0.1%
CRH America, Inc.
$100,000	6.95%	03/15/2012	$107,683

Chemicals – 0.2%
Lyondell Chemical Co. Series B
$250,000	9.88%	05/01/2007	$247,500

Commercial Banks – 0.9%
Bank United Corp.
$100,000	8.88%	05/01/2007	$117,499
CS First Boston USA, Inc.
150,000	6.13	11/15/2011	153,044
200,000	6.50	01/15/2012	209,475
J.P. Morgan Chase & Co.
100,000	6.63	03/15/2012	105,337

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Investments (continued)
August 31, 2002

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Commercial Banks – (continued)
Popular North America, Inc. Series E
$220,000	6.13%	10/15/2006	$229,171
Washington Mutual, Inc.
350,000	8.25	04/01/2010	405,115

			1,219,641

Conglomerates – 0.8%
Tyco International Group SA
$460,000	6.38%	06/15/2005	$407,100
200,000	6.38	02/15/2006	174,000
100,000	5.80	08/01/2006	84,500
200,000	6.75	02/15/2011	166,000
300,000	6.88	01/15/2029	231,000

			1,062,600

Diversified Operations – 0.1%
International Flavors & Fragrance, Inc.
$110,000	6.45%	05/15/2006	$117,153

Electric – 0.3%
MidAmerican Energy Holdings Co.
$80,000	7.23%	09/15/2005	$81,803
80,000	7.63	10/15/2007	83,499
Mirant Americas Generation LLC
200,000	7.63	05/01/2006	134,000
NRG Energy, Inc.
180,000	7.75	04/01/2011	39,600

			338,902

Energy – 1.0%
Burlington Resources Finance Co.†
$40,000	7.40%	12/01/2031	$45,022
Devon Energy Corp.
310,000	7.95	04/15/2032	360,384
KeySpan Corp.
75,000	7.25	11/15/2005	82,972
Kinder Morgan Energy Partners LP
205,000	6.75	03/15/2011	214,656
50,000	7.75	03/15/2032	54,440
Petroleum Geo-Services ASA
300,000	7.13	03/30/2028	114,000
Pride International, Inc.
125,000	9.38	05/01/2007	130,625
Schlumberger Technology Corp.†
150,000	6.50	04/15/2012	163,644
Tosco Corp.
50,000	8.25	05/15/2003	51,886
TXU Corp. Series J
90,000	6.38	06/15/2006	89,004

			1,306,633

Environmental – 0.5%
Allied Waste North America, Inc. Series B
$250,000	7.63%	01/01/2006	$247,500
Waste Management, Inc.
100,000	7.00	10/01/2004	102,321
320,000	7.38 #	08/01/2010	325,776

			675,597

Finance Companies – 1.7%
CIT Group, Inc.
$100,000	7.63%	08/16/2005	$105,690
350,000	6.50	02/07/2006	358,147
Ford Motor Credit Co.
200,000	7.60	08/01/2005	206,211
General Motors Acceptance Corp.
450,000	6.88	09/15/2011	448,178
Household Finance Corp.
100,000	7.20	07/15/2006	104,055
240,000	5.88	02/01/2009	226,389
300,000	6.75	05/15/2011	293,502
Morgan Stanley
50,000	6.75	04/15/2011	53,657
235,000	6.60	04/01/2012	250,258
Sears Roebuck Acceptance Corp.
200,000	7.00	02/01/2011	211,222

			2,257,309

Financial Services – 0.1%
MidAmerican Funding LLC
$90,000	6.75%	03/01/2011	$93,020

Food & Beverage – 0.3%
ConAgra Foods, Inc.
$50,000	8.25%	09/15/2030	$60,979
Kellogg Co.
50,000	5.50	04/01/2003	50,806
Tyson Foods, Inc.
100,000	7.25	10/01/2006	108,359
200,000	8.25	10/01/2011	228,801

			448,945

Gaming – 0.1%
Hollywood Casino Corp.
$125,000	11.25%	05/01/2007	$135,625

Health Care – 0.7%
Anthem Insurance Companies, Inc.†
$100,000	9.13%	04/01/2010	$115,659
HCA, Inc.
100,000	7.88	02/01/2011	110,203
150,000	6.95	05/01/2012	157,730
Healthsouth Corp.†
175,000	7.63	06/01/2012	140,186
Quest Diagnostics, Inc.
130,000	6.75	07/12/2006	139,100
Tenet Healthcare Corp.
220,000	6.50	06/01/2012	230,730

			893,608

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Insurance Companies – 0.5%
ACE INA Holdings, Inc.
$150,000	8.30%	08/15/2006	$166,474
Anthem, Inc.
175,000	6.80	08/01/2012	181,141
Prudential Funding LLC†
200,000	6.60	05/15/2008	213,202
Prudential Insurance Co.†
100,000	6.88	04/15/2003	102,553

			663,370

Leisure – 0.3%
Cendant Corp.
$300,000	6.88%	08/15/2006	$296,611
Park Place Entertainment Corp.
125,000	8.88	09/15/2008	128,750

			425,361

Media-Cable – 1.1%
Adelphia Communications Corp.Δ
$125,000	9.38%	11/15/2009	$43,750
Charter Communications Holdings LLC
250,000	8.25	04/01/2007	176,250
Comcast Cable Communications
150,000	6.38	01/30/2006	141,000
Comcast UK Cable Partners Ltd
62,000	11.20	11/15/2007	52,080
Cox Communications, Inc.
55,000	7.50	08/15/2004	54,175
45,000	6.40	08/01/2008	42,818
50,000	7.75	11/01/2010	49,738
100,000	6.80	08/01/2028	80,708
Lenfest Communications, Inc.
300,000	8.38	11/01/2005	285,000
Telewest Communications PLC+
250,000	0.00/9.25	04/15/2009	27,500
Time Warner Entertainment Co.
500,000	7.25	09/01/2008	475,000

			1,428,019

Media-Non Cable – 0.9%
Clear Channel Communications, Inc.
$250,000	8.00%	11/01/2008	$252,812
Crown Castle International Corp.+
250,000	0.00/10.38	05/15/2011	113,750
INTELSAT†
100,000	7.63	04/15/2012	107,111
News America Holdings, Inc.
135,000	8.00	10/17/2016	138,603
PanAmSat Corp.
170,000	6.13	01/15/2005	159,800
Reed Elsevier Capital, Inc.
25,000	6.13	08/01/2006	26,589
Viacom, Inc.
300,000	7.70	07/30/2010	340,956

			1,139,621

Mortgage Banks – 0.6%
Countrywide Capital Corp. III Series B
$330,000	8.05%	06/15/2027	$360,854
Countrywide Funding Corp. Series D
300,000	6.88	09/15/2005	322,554
Countrywide Home Loans, Inc.
150,000	5.50	08/01/2006	154,556

			837,964

Paper – 0.7%
Container Corp. of America
$125,000	9.75%	04/01/2003	$130,625
Fort James Corp.
200,000	4.75	06/29/2004	162,804
Packaging Corp. of America
250,000	9.63	04/01/2009	270,000
Riverwood International Corp.
250,000	10.63	08/01/2007	258,750
Weyerhaeuser Co.†
50,000	6.13	03/15/2007	52,658
100,000	6.75	03/15/2012	106,239

			981,076

REIT – 0.5%
Liberty Property LP
$205,000	7.10%	08/15/2004	$217,415
Simon Property Group LP
225,000	6.63	06/15/2003	231,572
100,000	6.75	06/15/2005	106,068
Spieker Properties LP
100,000	7.65	12/15/2010	111,592

			666,647

Supermarkets – 0.1%
Fred Meyer, Inc.
$150,000	7.45%	03/01/2008	$167,646

Telecommunications – 3.4%
360 Communications Co.
$575,000	7.13%	03/01/2003	$583,887
AT&T Corp.
290,000	6.00	03/15/2009	253,750
AT&T Wireless
70,000	8.13	05/01/2012	59,237
AT&T Wireless Services, Inc.
200,000	8.75	03/01/2031	154,000
British Telecommunications PLC
400,000	8.38	12/15/2010	457,282
50,000	8.88	12/15/2030	57,804
CenturyTel, Inc.†
150,000	7.88	08/15/2012	153,781
Citizens Communications Co.
200,000	7.63	08/15/2008	178,343
250,000	9.00	08/15/2031	202,500
Deutsche Telekom International Finance BV
250,000	8.75	06/15/2030	266,725

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
August 31, 2002

 GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Telecommunications – (continued)
Koninklijke (Royal) KPN NV
$150,000	8.00%	10/01/2010	$157,849
200,000	8.38	10/01/2030	204,198
Nextel Communications, Inc.
250,000	9.38	11/15/2009	196,250
Qwest Capital Funding, Inc.
250,000	5.88	08/03/2004	187,500
150,000	7.25	02/15/2011	84,000
Qwest Corp.
100,000	8.88 †	03/15/2012	87,000
20,000	6.88	09/15/2033	14,000
Sprint Capital Corp.
100,000	6.13	11/15/2008	78,000
250,000	7.63	01/30/2011	206,250
150,000	6.88	11/15/2028	109,125
Tele-Communications, Inc.
50,000	9.65	10/01/2003	48,972
Triton PCS, Inc.
125,000	8.75	11/15/2011	95,625
Verizon Global Funding Corp.
465,000	7.25	12/01/2010	461,085
Verizon Wireless, Inc.†
200,000	5.38	12/15/2006	183,925

			4,481,088

Tobacco – 0.6%
Philip Morris Companies, Inc.
$200,000	7.50%	04/01/2004	$212,742
195,000	6.95	06/01/2006	211,251
R.J. Reynolds Tobacco Holdings, Inc.
170,000	7.38	05/15/2003	175,075
UST, Inc.†
200,000	6.63	07/15/2012	208,665

			807,733

TOTAL CORPORATE BONDS
(Cost $23,601,931)			$22,203,478

Emerging Market Debt – 2.5%

Federal Republic of Brazil
$300,000	11.00%	08/17/2040	$168,150
Mexican United States
500,000	11.38	09/15/2016	631,500
Ministry Finance of Russia
700,000	3.00	05/14/2003	686,350
130,000	12.75	06/24/2028	156,325
PDVSA Finance Ltd
195,000	6.45	02/15/2004	191,650
110,000	7.50	11/15/2028	78,100
Poland Government Bond@
3,700,000	7.43	08/21/2004	778,314
Republic of Venezuela
260,000	9.25	09/15/2027	179,530
Russian Federation
200,000	5.00	03/31/2030	140,000
Ukraine Government
71,200	11.00	03/15/2007	73,514
Venezuela
150,000	8.14	10/05/2002	149,040

TOTAL EMERGING MARKET DEBT
(Cost $3,176,937)			$3,232,473

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage Backed Obligations – 19.2%

Federal Home Loan Mortgage Corp. (FHLMC) – 5.4%
$795,234	8.00%	07/01/2015		$846,017
314,601	7.00	12/01/2015		332,445
962,048	6.50	07/01/2016		1,005,133
557,183	7.50	02/01/2027		587,948
1,131,368	7.50	03/01/2027		1,193,837
998,169	7.00	06/01/2032		1,040,220
1,998,376	7.00	07/01/2032		2,082,565

				7,088,165

Federal National Mortgage Association (FNMA) – 7.8%
$900,000	4.50%	07/29/2005		$914,587
585,392	7.00	01/01/2016		618,725
128,121	7.00	02/01/2016		135,416
547,685	6.00	04/01/2016		566,854
118,309	6.50	09/01/2025		122,642
136,779	6.50	10/01/2025		141,788
175,067	6.50	11/01/2025		181,479
857,245	7.00	11/01/2030		892,872
1,657,584	7.50	03/01/2031		1,744,077
981,969	6.50	04/01/2032		1,013,883
986,762	7.00	07/01/2032		1,028,548
2,000,000	5.00	TBA-15 yr	α	1,998,760
1,000,000	5.50	TBA-15 yr	α	1,013,750

				10,373,381

Government National Mortgage Association (GNMA) – 0.7%
$860,579	7.00%	12/15/2023		$907,445

				907,445

Collateralized Mortgage Obligations (CMOs) – 5.3%
Interest Only – 0.0%
FNMA Series 2001-42, Class HI
$251,849	8.00%	09/25/2016		$34,848

Inverse Floaters# – 2.1%
FNMA Series 1993-248, Class SA
$866,489	5.11%	08/25/2023		$853,523
GNMA Series 2001-48, Class SA
190,837	20.70	10/20/2031		235,560
GNMA Series 2001-51, Class SA
306,635	24.79	10/16/2031		374,966
GNMA Series 2001-51, Class SB
384,947	20.70	10/16/2031		474,544

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – (continued)

Inverse Floaters# – (continued)
GNMA Series 2001-59, Class SA
$289,383	20.54%	11/16/2024	$345,636
GNMA Series 2002-13, Class SB
150,835	29.26	02/16/2032	191,712
GNMA Series 2002-62, Class SB
228,715	20.22	11/16/2027	273,881

			2,749,822

Sequential Fixed Rate CMOs – 0.6%
First Nationwide Trust Series 1999-5, Class 1PA1
$826,321	7.00%	01/19/2030	$850,457

Non-Agency CMOs – 2.6%
Asset Securitization Corp. Series 1997-D4, Class A 1D
$450,000	7.49%	04/14/2027	$509,399
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A3
1,000,000	6.55	01/17/2035	1,101,008
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
600,000	7.20	09/15/2010	685,816
LB Commercial Conduit Mortgage Trust Series 1998-C1, Class A3
1,000,000	6.48	01/18/2008	1,099,005

			3,395,228

TOTAL CMOS
(Cost $6,547,019)			$7,030,355

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $24,624,289)			$25,399,346

Agency Debentures – 1.4%

Federal Home Loan Mortgage Corp.
$1,000,000	5.75%	04/29/2009	$1,028,652
Federal National Mortgage Association
700,000	6.00	05/15/2008	774,937

TOTAL AGENCY DEBENTURES
(Cost $1,796,945)			$1,803,589

U.S. Treasury Obligations – 6.6%

U.S. Treasury Principal-Only Stripped Securities@
$1,710,000	5.56%	08/15/2017	$786,740
3,300,000	5.87 •	05/15/2021	1,204,956
4,100,000	5.89	08/15/2021	1,477,037
3,390,000	5.90	11/15/2024	1,018,495
U.S. Treasury Bonds
150,000	8.88	08/15/2017	214,447
900,000	6.88	08/15/2025	1,113,183
U.S. Treasury Notes
1,224,861	3.63	01/15/2008	1,324,184
1,122,692	4.25	01/15/2010	1,268,116
300,000	6.50	02/15/2010	350,649

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,022,389)			$8,757,807

Repurchase Agreement – 7.9%

Joint Repurchase Agreement Account II^
$10,400,000	1.88%	09/03/2002	$10,400,000
Maturity Value: $10,402,176

TOTAL REPURCHASE AGREEMENT
(Cost $10,400,000)			$10,400,000

TOTAL INVESTMENTS
(Cost $133,398,510)			$133,727,354

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 30, 2002.

#	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2002.

α	TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally ±2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,159,834, which represents 1.64% of net assets as of August 31, 2002.

+	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

Δ	Security currently in default.

•	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Assets and Liabilities
August 31, 2002

Assets:

Investment in securities, at value (identified cost $133,398,510)	$133,727,354
Cash, at value(a)	1,132,147
Receivables:
Investment securities sold	7,831,118
Dividends and interest, at value	816,153
Fund shares sold	216,644
Reimbursement from investment adviser	36,785
Other assets	243

Total Assets	143,760,444

Liabilities:

Payables:
Investment securities purchased	11,317,008
Fund shares repurchased	230,057
Amounts owed to affiliates	139,037
Variation margin	28,644
Forward foreign currency exchange contracts, at value	94
Accrued expenses and other liabilities	90,100

Total Liabilities	11,804,940

Net Assets:

Paid in capital	149,073,305
Accumulated undistributed net investment income	427,332
Accumulated net realized loss on investments, futures and foreign currency related transactions	(16,569,754)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(975,379)

NET ASSETS	$131,955,504

Net asset value, offering and redemption price per share:(b)
Class A	$16.28
Class B	$16.16
Class C	$16.15
Institutional	$16.31
Service	$16.30

Shares outstanding:
Class A	6,174,910
Class B	1,476,758
Class C	333,001
Institutional	132,265
Service	594

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	8,117,528

(a)	Includes restricted cash of $1,000,000 relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $17.23. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statement of Operations
For the Year Ended August 31, 2002

Investment Income:

Interest (including securities lending income of $66)	$4,450,361
Dividends(a)	975,068

Total Income	5,425,429

Expenses:

Management fees	934,401
Distribution and Service fees(b)	604,722
Transfer Agent fees(c)	269,694
Custodian fees	192,568
Registration fees	57,134
Professional fees	44,343
Trustee fees	9,943
Other	113,421

Total Expenses	2,226,226

Less — expense reductions	(317,131)

Net Expenses	1,909,095

NET INVESTMENT INCOME	3,516,334

Realized and unrealized loss on investment, futures and foreign currency transactions:

Net realized loss from:
Investment transactions	(6,767,476)
Futures transactions	(2,307,709)
Foreign currency related transactions	(9,282)
Net change in unrealized gain (loss) on:
Investments	(6,191,918)
Futures	(1,029,085)
Translation of assets and liabilities denominated in foreign currencies	(25,689)

Net realized and unrealized loss on investment, futures and foreign currency transactions	(16,331,159)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,814,825)

(a)	Foreign taxes withheld on dividends were $3,094
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $269,964, $270,391 and $64,367, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $205,173, $51,374, $12,230, $913 and $4, respectively.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Statement of Changes in Net Assets
For the Year Ended August 31, 2002

From operations:

Net investment income	$3,516,334
Net realized loss from investment, futures and foreign currency related transactions	(9,084,467)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(7,246,692)

Net decrease in net assets resulting from operations	(12,814,825)

Distributions to shareholders:

From net investment income
Class A Shares	(3,020,266)
Class B Shares	(563,724)
Class C Shares	(135,198)
Institutional Shares	(73,911)
Service Shares	(253)

Total distributions to shareholders	(3,793,352)

From share transactions:

Proceeds from sales of shares	32,466,571
Reinvestment of dividends and distributions	3,607,017
Cost of shares repurchased	(34,683,600)

Net increase in net assets resulting from share transactions	1,389,988

TOTAL DECREASE	(15,218,189)

Net assets:

Beginning of year	147,173,693

End of year	$131,955,504

Accumulated undistributed net investment income	$427,332

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statement of Changes in Net Assets
For the Year Ended August 31, 2001

From operations:

Net investment income	$4,239,344
Net realized loss from investment, futures and foreign currency related transactions	(5,458,584)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(16,357,303)

Net decrease in net assets resulting from operations	(17,576,543)

Distributions to shareholders:

From net investment income
Class A Shares	(4,588,967)
Class B Shares	(927,368)
Class C Shares	(233,928)
Institutional Shares	(99,488)
Service Shares	(7,305)
From net realized gains
Class A Shares	(1,604,974)
Class B Shares	(410,699)
Class C Shares	(103,384)
Institutional Shares	(30,870)
Service Shares	(202)

Total distributions to shareholders	(8,007,185)

From share transactions:

Proceeds from sales of shares	26,911,143
Reinvestment of dividends and distributions	7,665,057
Cost of shares repurchased	(42,393,398)

Net decrease in net assets resulting from share transactions	(7,817,198)

TOTAL DECREASE	(33,400,926)

Net assets:

Beginning of year	180,574,619

End of year	$147,173,693

Accumulated undistributed net investment income	$477,974

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements
August 31, 2002

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

     Investing in foreign securities may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on all debt securities and reclassed all paydown losses to income. Prior to September 1, 2001, the Fund did not amortize premiums and discounts on debt securities. The cumulative effect of these accounting changes had no impact on total net assets or the net asset value per share of the Fund, but resulted in an increase in the cost of the securities and a corresponding increase to net investment income by $1,119 based on securities held by the Fund on August 31, 2001. The statement of changes and financial highlights have not been restated to reflect these changes in presentation for previous periods. The effect of these changes for the year ended August 31, 2002 was to decrease net investment income by $196,472, and increase net realized gains and unrealized gains by $186,469 and $10,003, respectively.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Forward Sales Contracts — The Fund may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The collateral for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2002

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management, (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of the Fund.
     The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the year ended August 31, 2002, Goldman Sachs has agreed to reimburse approximately $316,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2002, custody fees were reduced by approximately $1,000.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended August 31, 2002, Goldman Sachs has advised the Fund that it retained approximately $61,000 and $200, respectively, for Class A and Class B Shares.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25% respectively, (on an annualized basis), of the average daily net asset value of the Service Shares.
     As of August 31, 2002, the amounts owed to affiliates were approximately $72,000, $46,000 and $21,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of securities (excluding short-term investments and futures transactions) for the year ended August 31, 2002 were $231,768,833 and $235,585,024, respectively. Included in these amounts are the cost of purchases and proceeds of sales and maturities of U.S. Government and agency obligations in the amounts of $164,961,884 and $166,066,867, respectively. For the year ended August 31, 2002, Goldman Sachs earned approximately $21,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a

GOLDMAN SACHS BALANCED FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
     At August 31, 2002, the Fund had outstanding forward foreign exchange contracts to sell foreign currencies as follows:

Open Forward Foreign	Value on
Currency Sale Contracts	Settlement Date	Current Value	Unrealized Loss

Euro expiring 9/25/2002	$183,957	$184,051	$94

     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2002, the Fund had sufficient cash and securities to cover any commitments under these contracts.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     At August 31, 2002, the Fund did not have any written call options.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2002

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
     At August 31, 2002, open futures contracts were as follows:

	Number of Contracts			Unrealized
Type	Long/(Short)	Settlement Month	Market Value	Gain/(Loss)

Euro Dollar	9	September 2002	$2,209,219	$1,685
Euro Dollar	9	December 2002	2,209,950	9,365
Euro Dollar	9	March 2003	2,206,350	16,790
Euro Dollar	9	June 2003	2,200,275	24,666
Euro Dollar	9	September 2003	2,192,063	28,648
Euro Dollar	9	December 2003	2,183,513	29,436
Euro Dollar	9	March 2004	2,177,438	29,548
Euro Dollar	9	June 2004	2,171,700	28,761
S&P 500 Index	58	September 2002	13,283,450	(1,414,948)
2 Year U.S. Treasury Note	(12)	September 2002	(2,563,125)	(2,468)
2 Year U.S. Treasury Note	(8)	December 2002	(1,701,625)	(3,494)
5 Year U.S. Treasury Note	(50)	September 2002	(5,601,563)	(46,245)
5 Year U.S. Treasury Note	(10)	December 2002	(1,111,719)	(8,176)
10 Year U.S. Treasury Note	27	September 2002	3,055,641	38,704
10 Year U.S. Treasury Note	48	December 2002	5,365,500	33,381
10 Year U.S. Treasury Note	(69)	December 2002	(7,712,906)	(37,001)
10 Year Interest Rate Swap	(33)	December 2002	(3,612,469)	(34,636)
U.S. Treasury Bond	(38)	December 2002	(4,168,125)	2,185

			$12,783,567	$(1,303,799)

5. SECURITIES LENDING

Pursuant to an exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2002 is reported parenthetically on the Statement of Operations. A portion of this amount ($66) represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the year ended August 31, 2002, BGA earned approximately $12 in fees earned as securities lending agent. The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. While there was lending activity during the year ended August 31, 2002, there were no loans outstanding as of August 31, 2002.

GOLDMAN SACHS BALANCED FUND

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires the Fund to pay a fee based on the amount of the commitment which has not been utilized. During the year ended August 31, 2002, the Fund did not have any borrowings under this facility.

7. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2002, the Fund had an undivided interest in the repurchase agreements in Joint Account II which equaled $10,400,000 in principal amount. At August 31, 2002, the following repurchase agreements held in this Joint Account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Bank of America	$1,000,000,000	1.90%	09/03/2002	$1,000,211,111

Barclays Capital	500,000,000	1.88	09/03/2002	500,104,444

Credit Suisse First Boston Corp.	400,000,000	1.87	09/03/2002	400,083,111

Deutsche Bank Securities, Inc.	1,500,000,000	1.87	09/03/2002	1,500,311,667

Deutsche Bank Securities, Inc.	2,008,900,000	1.89	09/03/2002	2,009,321,869

Greenwich Capital	500,000,000	1.89	09/03/2002	500,105,000

J.P. Morgan Chase & Co.	500,000,000	1.88	09/03/2002	500,104,444

J.P. Morgan Chase & Co.	1,500,000,000	1.89	09/03/2002	1,500,315,000

Merrill Lynch & Co.	200,000,000	1.88	09/03/2002	200,041,778

SG Cowen Securities Corp.	200,000,000	1.90	09/03/2002	200,042,222

UBS Warburg LLC	400,000,000	1.83	09/03/2002	400,081,333

UBS Warburg LLC	500,000,000	1.88	09/03/2002	500,104,444

UBS Warburg LLC	1,000,000,000	1.87	09/03/2002	1,000,207,778

UBS Warburg LLC	1,000,000,000	1.90	09/03/2002	1,000,211,111

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$11,208,900,000			$11,211,245,312

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2002

8. ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2002 was as follows:

Distributions paid from:
Ordinary Income	$3,793,352
Net long-term capital gains	—

Total taxable distributions	$3,793,352
Tax return of capital	$—

As of August 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$492,646
Undistributed long-term capital gains	—

Total undistributed earnings	$492,646
Capital loss carryforward	(6,796,931)
Timing differences (post October losses)	(9,637,104)
Unrealized losses — net	(1,176,412)

Total accumulated earnings (losses) — net	$(17,117,801)
Capital loss carryforward years of expiration	2009-2010

At August 31, 2002, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax Cost	$134,903,436

Gross unrealized gain	9,194,643
Gross unrealized loss	(10,370,725)

Net unrealized security loss	$(1,176,082)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and differing treatment of the accrual of market discount.

GOLDMAN SACHS BALANCED FUND

9. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, the Fund reclassified $225,257 from accumulated net realized loss on investments to accumulated undistributed net investment income. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from the difference in the tax treatment of foreign currency, paydown losses, market discounts and market premiums.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements (continued)
August 31, 2002

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended
	August 31, 2002

	Shares	Dollars

Class A Shares
Shares sold	1,482,331	$25,917,406
Reinvestments of dividends and distributions	166,822	2,933,865
Shares repurchased	(1,435,373)	(25,227,898)

	213,780	3,623,373

Class B Shares
Shares sold	316,385	5,502,789
Reinvestments of dividends and distributions	28,498	497,711
Shares repurchased	(422,849)	(7,286,042)

	(77,966)	(1,285,542)

Class C Shares
Shares sold	52,789	923,470
Reinvestments of dividends and distributions	6,378	111,270
Shares repurchased	(117,141)	(2,028,569)

	(57,974)	(993,829)

Institutional Shares
Shares sold	5,850	105,011
Reinvestments of dividends and distributions	3,633	63,918
Shares repurchased	(6,656)	(117,876)

	2,827	51,053

Service Shares
Shares sold	1,006	17,895
Reinvestments of dividends and distributions	15	253
Shares repurchased	(1,282)	(23,215)

	(261)	(5,067)

NET INCREASE	80,406	$1,389,988

GOLDMAN SACHS BALANCED FUND

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended
	August 31, 2001

	Shares	Dollars

Class A Shares
Shares sold	1,077,081	$20,887,648
Reinvestments of dividends and distributions	308,111	6,085,949
Shares repurchased	(1,756,343)	(34,094,473)

	(371,151)	(7,120,876)

Class B Shares
Shares sold	221,447	4,297,031
Reinvestments of dividends and distributions	59,668	1,175,714
Shares repurchased	(313,608)	(6,091,858)

	(32,493)	(619,113)

Class C Shares
Shares sold	70,161	1,350,793
Reinvestments of dividends and distributions	14,762	290,493
Shares repurchased	(101,457)	(1,970,382)

	(16,534)	(329,096)

Institutional Shares
Shares sold	18,943	368,806
Reinvestments of dividends and distributions	5,688	112,139
Shares repurchased	(12,076)	(235,688)

	12,555	245,257

Service Shares
Shares sold	73	6,865
Reinvestments of dividends and distributions	39	762
Shares repurchased	(51)	(997)

	61	6,630

NET DECREASE	(407,562)	$(7,817,198)

 GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations					Distributions to shareholders

	Net asset							In excess
	value,	Net		Net realized		Total from	From net	of net	From net
	beginning	investment		and unrealized		investment	investment	investment	realized	Total
	of period	income		gain (loss)		operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2002 - Class A Shares	$18.34	$0.47	(c)(e)	$(2.03	)(e)	$(1.56)	$(0.50)	$—	$—	$(0.50)
2002 - Class B Shares	18.21	0.33	(c)(e)	(2.01	)(e)	(1.68)	(0.37)	—	—	(0.37)
2002 - Class C Shares	18.19	0.33	(c)(e)	(2.00	)(e)	(1.67)	(0.37)	—	—	(0.37)
2002 - Institutional Shares	18.38	0.54	(c)(e)	(2.04	)(e)	(1.50)	(0.57)	—	—	(0.57)
2002 - Service Shares	18.35	0.44	(c)(e)	(2.02	)(e)	(1.58)	(0.47)	—	—	(0.47)

2001 - Class A Shares	21.42	0.54	(c)	(2.62)		(2.08)	(0.74)	—	(0.26)	(1.00)
2001 - Class B Shares	21.27	0.39	(c)	(2.60)		(2.21)	(0.59)	—	(0.26)	(0.85)
2001 - Class C Shares	21.25	0.39	(c)	(2.60)		(2.21)	(0.59)	—	(0.26)	(0.85)
2001 - Institutional Shares	21.46	0.62	(c)	(2.62)		(2.00)	(0.82)	—	(0.26)	(1.08)
2001 - Service Shares	21.41	0.55	(c)	(2.65)		(2.10)	(0.70)	—	(0.26)	(0.96)

2000 - Class A Shares	20.38	0.60	(c)	1.75		2.35	(0.50)	—	(0.81)	(1.31)
2000 - Class B Shares	20.26	0.45	(c)	1.73		2.18	(0.36)	—	(0.81)	(1.17)
2000 - Class C Shares	20.23	0.45	(c)	1.74		2.19	(0.36)	—	(0.81)	(1.17)
2000 - Institutional Shares	20.39	0.71	(c)	1.75		2.46	(0.58)	—	(0.81)	(1.39)
2000 - Service Shares	20.37	0.59	(c)	1.74		2.33	(0.48)	—	(0.81)	(1.29)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	20.48	0.32		(0.19)		0.13	(0.23)	—	—	(0.23)
1999 - Class B Shares	20.37	0.22		(0.18)		0.04	(0.15)	—	—	(0.15)
1999 - Class C Shares	20.34	0.23		(0.19)		0.04	(0.15)	—	—	(0.15)
1999 - Institutional Shares	20.48	0.53		(0.35)		0.18	(0.27)	—	—	(0.27)
1999 - Service Shares	20.47	1.22		(1.14)		0.08	(0.18)	—	—	(0.18)
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	20.29	0.58		0.20		0.78	(0.59)	—	—	(0.59)
1999 - Class B Shares	20.20	0.41		0.21		0.62	(0.45)	—	—	(0.45)
1999 - Class C Shares	20.17	0.41		0.21		0.62	(0.45)	—	—	(0.45)
1999 - Institutional Shares	20.29	0.64		0.20		0.84	(0.65)	—	—	(0.65)
1999 - Service Shares	20.28	0.53		0.21		0.74	(0.55)	—	—	(0.55)

1998 - Class A Shares	18.78	0.57		2.66		3.23	(0.56)	—	(1.16)	(1.72)
1998 - Class B Shares	18.73	0.50		2.57		3.07	(0.42)	(0.02)	(1.16)	(1.60)
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24		0.49	(0.22)	(0.04)	(1.16)	(1.42)
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32		0.58	(0.23)	(0.08)	(1.16)	(1.47)
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32		0.54	(0.22)	(0.06)	(1.16)	(1.44)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income		expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate(d)

$16.28	(8.67)%	$100,541	1.16%		2.61%	(e)	1.38%		2.39%	(e)	169%
16.16	(9.38)	23,871	1.91		1.86	(e)	2.13		1.64	(e)	169
16.15	(9.34)	5,377	1.91		1.86	(e)	2.13		1.64	(e)	169
16.31	(8.33)	2,157	0.76		3.01	(e)	0.98		2.79	(e)	169
16.30	(8.79)	10	1.26		2.49	(e)	1.48		2.27	(e)	169

18.34	(9.95)	109,350	1.15		2.78		1.34		2.59		187
18.21	(10.62)	28,316	1.90		2.03		2.09		1.84		187
18.19	(10.63)	7,113	1.90		2.03		2.09		1.84		187
18.38	(9.56)	2,379	0.75		3.18		0.94		2.99		187
18.35	(10.06)	16	1.25		2.84		1.44		2.65		187

21.42	12.00	135,632	1.12		2.94		1.29		2.77		154
21.27	11.17	33,759	1.87		2.19		2.04		2.02		154
21.25	11.23	8,658	1.87		2.19		2.04		2.02		154
21.46	12.59	2,509	0.72		3.46		0.89		3.29		154
21.41	11.89	17	1.22		2.86		1.39		2.69		154

20.38	0.62	169,395	1.10	(b)	2.58	(b)	1.32	(b)	2.36	(b)	90
20.26	0.20	40,515	1.85	(b)	1.83	(b)	2.07	(b)	1.61	(b)	90
20.23	0.18	11,284	1.85	(b)	1.84	(b)	2.07	(b)	1.62	(b)	90
20.39	0.86	2,361	0.70	(b)	2.96	(b)	0.92	(b)	2.74	(b)	90
20.37	0.39	15	1.20	(b)	2.46	(b)	1.42	(b)	2.24	(b)	90

20.48	3.94	192,453	1.04		2.90		1.45		2.49		175
20.37	3.15	43,926	1.80		2.16		2.02		1.94		175
20.34	3.14	14,286	1.80		2.17		2.02		1.95		175
20.48	4.25	8,010	0.73		3.22		0.95		3.00		175
20.47	3.80	490	1.23		2.77		1.45		2.55		175

20.29	17.54	163,636	1.00		2.94		1.57		2.37		190
20.20	16.71	23,639	1.76		2.14		2.07		1.83		190
20.17	2.49	8,850	1.77	(b)	2.13	(b)	2.08	(b)	1.82	(b)	190
20.29	2.93	8,367	0.76	(b)	3.13	(b)	1.07	(b)	2.82	(b)	190
20.28	2.66	16	1.26	(b)	2.58	(b)	1.57	(b)	2.27	(b)	190

 GOLDMAN SACHS BALANCED FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (hereafter referred to as the “Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2002, the results of its operations and the changes in its net assets for each of the periods indicated and the financial highlights for each of the three years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended prior to August 31, 2000 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 21, 2002

Trustees and Officers (Unaudited)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Ashok N. Bakhru Age: 60	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994- March 1996 and November 1998 to present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (since 1989); Member of Cornell University Council (since 1992); Trustee of the Walnut Street Theater (since 1992); Trustee, Citizens Scholarship Foundation of America (since 1998); Director, Private Equity Investors-III and IV (since November 1998) and Equity- Limited Investors II (since April 2002); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (since 2000).	65	None

Chairman of the Board and Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Patrick T. Harker Age: 43	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (since February 2000); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (since July 1999); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000).	65	None

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

Mary P. McPherson Age: 67	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (since October 1997); President of Bryn Mawr College (1978-1997); Director, Smith College (since 1998); Director, Josiah Macy, Jr. Foundation (health educational programs) (since 1977); Director, Philadelphia Contributionship (insurance) (since 1985); Director Emeritus, Amherst College (1986-1998); Director, Dayton Hudson Corporation (general retailing merchandising) (1988-1997); Director, The Spencer Foundation (educational research) (since 1993); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (since 1997).	65	None

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Wilma J. Smelcer Age: 53	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); Chief Administrative Officer, Bank of America, Illinois (1996-1997); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (since April 2001).	65	None

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Richard P. Strubel Age: 63	Trustee	Since 1987	President, COO and Director, Unext, Inc. (provider of educational services via the internet) (since 1999); Director, Cantilever Technologies, Inc. (a private software company) (since 1999); Trustee, The University of Chicago (since 1987); Managing Director, Tandem Partners, Inc. (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	65	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (57 Portfolios).

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*David B. Ford Age: 56	Trustee	Since 1994	Advisory Director, Goldman Sachs (since December 2001); Director, Goldman Sachs Princeton, LLC (formerly, Commodities Corp. LLC) (futures and commodities traders) (April 1997-December 2001); Managing Director, J. Aron & Company (commodity dealer and risk management adviser) (November 1996-December 2001); Managing Director, Goldman Sachs Investment Management Division (November 1996-December 2001); Chief Executive Officer and Director, CIN Management (investment adviser) (August 1996-December 2001); Chief Executive Officer and Managing Director and Director, Goldman Sachs Asset Management International (November 1995 and December 1994, respectively to December 2001); Co-Head, GSAM (November 1995-December 2001); Co-Head and Director, Goldman Sachs Funds Management, L.P. (November 1995 and December 1994, respectively to December 2001); and Chairman and Director, Goldman Sachs Asset Management Japan Limited (November 1994-December 2001).	65	None

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 52	Trustee	Since 1990	Advisory Director — GSAM (since May 1999); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999).	65	None

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Address and Age[1]	with the Trust[2]	served[3]	During Past 5 Years	Trustee[4]	Trustee[5]

*Kaysie P. Uniacke Age: 41	Trustee & Assistant Secretary	Since 2001	Managing Director, GSAM (since 1997); and Vice President, Assistant Secretary and Senior Fund Manager, GSAM (1988 to 1997).	65	None
		Since 1997	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote) the date the Trustee attains the age of 72 years; or (d) the Trust terminates.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2002, the Trust consisted of 59 portfolios, including the Funds described in the Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Gary D. Black 32 Old Slip New York, NY 10005 Age: 42	President	Since 2001	Managing Director, Goldman Sachs (since June 2001); Executive Vice President, AllianceBernstein (October 2000-June 2001); Managing Director, Global Institutional Investment Management, Sanford Bernstein (January 1999-October 2000) and Senior Research Analyst, Sanford Bernstein (February 1992-December 1998).

President — Goldman Sachs Mutual Fund Complex (since 2001) (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 1997	Managing Director, Goldman Sachs (since October 1999); Vice President of GSAM (April 1997-December 1999); and Vice President and General Manager, First Data Corporation-Investor Services Group (1994 to 1997).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 4900 Sears Tower Chicago, IL 60606 Age: 39	Vice President	Since 2001	Managing Director, Goldman Sachs (since December 1998); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 37	Treasurer	Since 1997	Vice President, Goldman Sachs (since July 1995); and Director/ Fund Accounting & Custody, Investors Bank & Trust Company (November 1993-July 1995).

Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2001	Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (since December 1997); Assistant General Counsel and Vice President, Goldman Sachs (since November 1993 and May 1994, respectively); Counsel to the Funds Group, GSAM (November 1993-December 1997).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies) (since 2001) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAMI or an affiliate thereof is the investment adviser, administrator and/or distributor.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Balanced Fund — Tax Information (Unaudited)

For the year ended August 31, 2002, 24.19% of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **the Investment Management Division** of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $319 billion in assets under management as of June 30, 2002 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund†
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund
- CORE℠ Tax-Managed Equity Fund

Specialty Funds

- Internet Tollkeeper Fund℠
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Core Fixed Income Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund*
- Enhanced Income Fund

Money Market Funds[1]

[1] *An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.*

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

* *Effective July 1, 2002, the Adjustable Rate Government Fund was renamed the Ultra-Short Duration Government Fund.*

† *The Goldman Sachs Concentrated Growth Fund was launched on September 3, 2002.*

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J.Smelcer Richard P. Strubel Kaysie P.Uniacke
GOLDMAN, SACHS & CO. Distributor and Transfer Agent
OFFICERS Gary D. Black, President James A. Fitzpatrick, Vice President James A. McNamara,Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary
GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser
Visit our internet address: www.gs.com/funds
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund.
Investors should read the Prospectus carefully before investing or sending money. The Fund’s foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.
Goldman, Sachs & Co. is the distributor of the Fund.
Copyright 2002 Goldman, Sachs & Co. All rights reserved.
Date of first use: October 30, 2002 / 02-1878
BALAR /9.0K / 10-02